UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2016

Hawaiian Telcom Holdco, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34686 (Commission File Number)	16-1710376 (I.R.S. Employer Identification No.)

1177 Bishop Street, Honolulu, Hawaii (Address of principal executive offices)	96813 (Zip Code)

Registrant’s telephone number, including area code (808) 546-3561

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On March 14, 2016, Hawaiian Telcom Holdco, Inc. (the “Company”) entered into a Nomination, Standstill and Support Agreement (the “Standstill Agreement”) and a Confidentiality Agreement (the “Confidentiality Agreement”) with Twin Haven Special Opportunities Fund III, L.P., Twin Haven Special Opportunities Partners III, L.L.C., Twin Haven Special Opportunities Fund IV, L.P., Twin Haven Special Opportunities Partners IV, L.L.C. and Twin Haven Capital Partners, L.L.C. (collectively, “Twin Haven”).

Pursuant to the Standstill Agreement, during the Term (as defined in the Standstill Agreement), Twin Haven and its affiliates, among other things, agree not to:  (i) acquire more than 31.5% of the Company’s outstanding securities; (ii) form or participate in any “group” or otherwise act in concert with any other person in respect of the Company’s securities; (iii) solicit proxies or conduct any other type of referendum; (iv) call any special meeting of the Company’s stockholders or present any proposal for consideration for action by the stockholders; (v) seek any change in the composition of the Board; (vi) subject to limited exceptions, sell the Company’s securities if such sale would knowingly result in the purchaser owning 5% or more of the Company’s securities, or to any person that already has a beneficial or other ownership interest of 5% or more of the Company’s securities; (vii) grant any authority to vote Twin Haven’s shares with respect to any matters or subject them to a voting agreement or similar arrangement; (viii) arrange or participate in any financing for the purchase of the Company’s securities or assets, other than the financing for a transaction that has been approved by the Board; (ix) make a proposal regarding any extraordinary corporate transaction involving the Company or its securities (including, without limitation, any merger, reorganization, recapitalization, extraordinary dividend, liquidation, tender or exchange offer or non-ordinary course sale or transfer of assets); (x) knowingly cause the Company’s securities to become eligible for termination of registration under the Exchange Act; (xi) participate in any litigation against the Company or any of its current or former directors or officers (including derivative actions); (xii) request that the prohibitions under the Standstill Agreement be waived or otherwise seek an amendment or modification of the Standstill Agreement; or (xiii) initiate or otherwise participate in any of the foregoing actions.  Additionally, under the Standstill Agreement, Twin Haven and its affiliates are required to vote (a) for all directors nominated by the Board for election, and (b) in accordance with the recommendation of the Board on any other proposals or other business (other than with respect to certain extraordinary corporate transactions) that comes before any stockholder meeting.

In exchange, the Company has agreed, during the Term, to take certain actions to cause Twin Haven’s designated representative to be nominated and elected to the Company’s Board of Directors at each of the Company’s 2016, 2017 and 2018 Annual Meeting of Stockholders, or earlier if a vacancy in the Board occurs prior to the 2016 Annual Meeting.  Additionally, provided Twin Haven has no financial or other interest in the subject transaction, the Company has agreed to include the Twin Haven representative as a member of any special committee of the Board created to oversee or consider any transaction or other strategic event that might lead to a change of control or other material change to the Company’s capital structure.  Pursuant to the Standstill Agreement, if Twin Haven petitions the Hawaii Public Utilities Commission to acquire additional shares of the Company’s outstanding stock (up to a maximum of 31.5%), the Company will also issue a letter, in form reasonably acceptable to Twin Haven, in support of Twin Haven’s petition. Additionally, under the Standstill Agreement, if the Company waives or modifies any term of the Nomination, Standstill and Support Agreement or Confidentiality Agreement (collectively, the “Black Diamond Agreement”) with Black Diamond Capital Management L.L.C. (“Black Diamond”) or enters into a new agreement with Black Diamond, the Company must offer substantially similar treatment to Twin Haven if the facts and circumstances of each of Black Diamond and Twin Haven are substantially equivalent at that time.  Finally, under the Standstill Agreement, the Company may not, without Twin Haven’s consent, waive Black Diamond’s voting support obligations under the Black Diamond Agreement.

The Term of the Standstill Agreement is three years, with certain obligations of each party terminating earlier upon the occurrence of certain events.

Concurrently with the execution of the Standstill Agreement, the Company and Twin Haven executed the Confidentiality Agreement (in the form attached as Exhibit B to the Standstill Agreement) to protect the confidentiality of business information that may be provided by the Company to Twin Haven or its representative.  The Confidentiality Agreement will terminate 90 days following the date on which a Twin Haven representative no longer serves as a director of the Company.

The foregoing description of certain terms of the Standstill Agreement and Confidentiality Agreement is incomplete and is qualified in its entirety by reference to the Standstill Agreement (including, without limitation, the form of the Confidentiality Agreement attached as Exhibit B thereto), which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01.                                        Other Events.

On March 14, 2016, the parties to the Standstill Agreement issued a joint press release announcing the Standstill Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                         Exhibits:

Exhibit Number	Description

10.1

Nomination, Standstill and Support Agreement and Confidentiality Agreement, dated as of March 14, 2016, by and between Hawaiian Telcom Holdco, Inc. and Twin Haven Special Opportunities Fund III, L.P., Twin Haven Special Opportunities Partners III, L.L.C., Twin Haven Special Opportunities Fund IV, L.P., Twin Haven Special Opportunities Partners IV, L.L.C. and Twin Haven Capital Partners, L.L.C.

99.1	Press Release, dated March 14, 2016.

Forward Looking Statements

This report contains forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “potential,” qualifiers such as “preliminary” and similar expressions. Forward-looking statements contained in this report are based on estimates and assumptions, which assumptions and estimates may prove to be inaccurate, and involve risks and uncertainties. Forward-looking statements contained in this report are not guarantees of future events, and we cannot assure you that the acquisition described herein will close or that such statements will be realized. Actual results may differ from those contemplated by such forward-looking statements as a result of a variety of factors.  The Company disclaims any intent or obligation to update or revise any forward-looking statements in response to new information, unforeseen events, changed circumstances or any other occurrence except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN TELCOM HOLDCO, INC.

March 14, 2016	/s/ Scott K. Barber
Scott K. Barber
President and CEO